UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 10, 2005

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



         North Carolina                    1-13408              56-1362926
---------------------------------- ------------------------ -------------------
 (State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
         Incorporation)                                      Identification No.)



       5949 Sherry Lane, Suite 1050, Dallas, Texas       75225
       --------------------------------------------    ----------
         (Address of Principal Executive Offices)      (Zip Code)



        Registrant's Telephone Number, Including Area Code (214) 378-8992
                                                           ---------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.03.  Amendments to Articles of Incorporation or Bylaws;
            Change in Fiscal Year

     On February 11, 2005, Digital Recorders, Inc. (the "Company") announced in a press release that shareholders of its non-publicly traded Series AAA Preferred Stock approved two changes to its Articles of Incorporation during a Special Meeting of the Series AAA Preferred Stock shareholders held on Feb. 10, 2005, at the Company's North Carolina offices.

     The approved changes to the Series AAA Preferred Stock Articles of Incorporation provide: (1) a reduction to the annual dividend rate for each share of Series AAA Preferred Stock from 10 percent to 5 percent; and (2) a reduction in the conversion rate for each share of Series AAA Preferred Stock from $8.00 per share to $5.50 per share.


ITEM 7.01.  Regulation FD Disclosure

     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01.        Financial Statements and Exhibits

(c) Exhibits.
         99.1     Press release dated February 11, 2005.


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                                  Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DIGITAL RECORDERS, INC.

Date: February 11, 2005       By:    /s/ DAVID N. PILOTTE
                                     ------------------------
                                     David N. Pilotte
                                     Chief Financial Officer




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INDEX TO EXHIBITS

EXHIBIT
NUMBER     DESCRIPTION
---------  -----------
  99.1     Press release dated February 11, 2005.